EXHIBIT 32.1


                                             CERTIFICATION OF PERIODIC REPORT

I, Robert A. Bruggeworth, Chief Executive Officer of RF Micro Devices, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:


(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



              /S/ ROBERT A. BRUGGEWORTH
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              ROBERT A. BRUGGEWORTH
              President and Chief Executive Officer
              August 12, 2003